UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549


			       Form 8-K

			    Current Report

		    Pursuant to Section 13 or 15(d)
		of the Securities Exchange Act of 1934


	   Date of Report (Date of earliest event reported)

			  October 11, 1996


		    Southern National Corporation
       (Exact name of registrant as specified in its charter)

		  Commission file number :  1-10853


      North Carolina                             56-0939887
(State of incorporation)          (I.R.S. Employer Identification No.)


	200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


			      (910) 733-2000
	   (Registrant's telephone number, including area code)


This Form 8-K has 11 pages. The sequential numbering of the pages is indicated in the lower center.

ITEM 5. OTHER EVENTS
	The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the third quarter of 1996, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued October 11, 1996

October 11, 1996



FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                    MEDIA
B. Gloyden Stewart, Jr.   Scott E. Reed                     Bob Denham
Senior Vice President     Senior Executive Vice President   Vice President
Investor Relations        Chief Financial Officer           Public Relations
(919) 246-4219            (910) 733-3088                    (910) 733-2202


Southern National reports 3rd quarter earnings

	WINSTON-SALEM, N.C. -- Southern National Corporation (NYSE:SNB) earned $56.0 million for the quarter ended September 30, 1996, or $.50 per fully diluted share. These earnings reflect the impact of a special assessment on financial institutions with deposits insured by the Savings Association Insurance Fund. According to the Federal Deposit Insurance Corporation, the assessment for Southern National is approximately $33 million ($21 million after tax).

	Excluding the impact of this assessment, Southern National earned $77.2 million for the third quarter, up 13.2% from recurring earnings for the third quarter of 1995. On a fully diluted per share basis, Southern National earned $.70, compared to $.59 earned in the prior year, an increase of 18.6%. Recurring earnings for the quarter produced a return on average assets of 1.48% and a return on average equity of 18.71%.

	"Overall, we are very pleased with our earnings performance for the third quarter," said Chairman and Chief Executive Officer John A.
Allison. "We have expected the SAIF assessment for some time, and while it has had a significant negative effect on current quarter results, Southern National will benefit from this legislation in the future. We anticipate that our future FDIC insurance expense will be reduced by approximately $8.8 million annually."

	For the nine months ended September 30, 1996, Southern National reported net income of $204.0 million, or $1.83 per fully diluted share. Excluding the SAIF assessment, earnings for this period would have been $225.3 million, an increase of 18.3% over the recurring earnings recorded in the prior year. Recurring earnings per fully diluted share for the nine months were $2.02, compared to $1.66 on a recurring basis in the prior year, an increase of 21.7%. Recurring earnings for the nine months produced a return on average assets of 1.47% and a return on average common equity of 18.51%.

				  MORE

	"Our growth in recurring earnings is being driven by continued rapid growth in noninterest income, a strong net interest margin and a superior efficiency ratio, which was 53.3% for the quarter," said Allison. "Recurring noninterest income increased 22.7% for the nine months compared with the same period last year. This rate of increase is ahead of the target we set for the year. In addition, loans continue to grow at a healthy rate. Independent of our on-going securitization program, average loans for the third quarter increased an annualized 9.4% from the amount outstanding during the prior quarter."

	On August 22, 1996, Southern National announced plans to acquire Fidelity Financial Bankshares Corporation of Richmond, Va. Fidelity Financial, with $321 million in assets, operates seven branches in the Richmond metropolitan area. Southern National also announced plans on October 1, 1996, to expand its insurance network in South Carolina by purchasing Boyle-Vaughan Associates Inc. of Columbia, S.C., William Goldsmith Agency Inc. and the C. Dan Joyner Insurance Agency, both of Greenville, S.C.

	"As one of our most important strategic objectives for 1996, we have continued to look for opportunities to expand our business through economically feasible acquisitions," said Allison. "Fidelity Financial is an excellent match for us because of its location in the dynamic Richmond market and its history of attention to customer service. We have also pursued acquisitions in our existing major fee-based product lines, and the planned acquisitions of the Boyle-Vaughan, Goldsmith and Joyner agencies will provide Southern National with excellent opportunities to extend our insurance products and services to a greater market in South Carolina."

	All reported amounts have been restated to reflect the merger of Southern National and Regional Acceptance Corporation in a transaction accounted for as a pooling of interests. The merger was completed on September 1, 1996. Approximately $1.9 million in costs related to the Regional merger were expensed in the third quarter.

	Southern National, with $21.1 billion in consolidated assets at September 30, 1996, is the parent company of Branch Banking and Trust Company (BB&T) and controls the second largest share of deposits in North Carolina and the third largest in South Carolina. Through its subsidiaries in the Carolinas and Virginia, Southern National currently operates 425 banking offices in 219 cities and towns.

	The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $34.00 on October 10.

				    #

	Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-5804, extension 809325.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 246-4219
Page 3                                     Investor Relations     (919) 246-4871

                                                        								 For the Three Months Ended              Increase / (Decrease)
(Dollars in thousands, except per share data)                   9/30/96             9/30/95               $                 %
INCOME STATEMENT

 Interest income - taxable equivalent                $            413,850 $         410,251  $           3,599                 .9 %
 Interest expense                                                 197,925           211,851            (13,926)              (6.6)

 Net interest income - taxable equivalent                         215,925           198,400             17,525                8.8

 Less: Taxable equivalent adjustment                                8,348             8,514               (166)              (1.9)

  Net interest income                                             207,577           189,886             17,691                9.3

 Provision for loan & lease losses                                 13,500             7,933              5,567               70.2

  Net interest income after provision for
    loan & lease losses                                           194,077           181,953             12,124                6.7

 Noninterest income                                                74,922            62,725             12,197               19.4
 Noninterest expense                                              187,734           147,121             40,613               27.6

 Income before income taxes                                        81,265            97,557            (16,292)             (16.7)
 Provision for income taxes                                        25,299            32,971             (7,672)             (23.3)

  Net income                                         $             55,966 $          64,586             (8,620)             (13.3) %

PER SHARE DATA

 Primary earnings                                    $               .50  $             .57  $           (.07)             (12.3) %
 Fully diluted earnings                                              .50                .56              (.06)             (10.7)

 Weighted average shares -     Primary                       110,841,221        110,162,172
                     			       Fully diluted                 111,013,052        114,996,393
 Dividends paid on common shares                     $               .27  $             .23  $             .04               17.4 %
PERFORMANCE RATIOS

 Return on average assets                                           1.08 %             1.24 %
 Return on average common equity                                   13.55              16.19
 Return on average total equity                                    13.55              15.78
 Net yield on earning assets (taxable equivalent)                   4.42               4.04
 Efficiency (taxable equivalent) *                                  53.3               54.0


                                                  						     For the Nine Months Ended               Increase / (Decrease)
(Dollars in thousands, except per share data)               9/30/96             9/30/95               $                 %
INCOME STATEMENT

 Interest income - taxable equivalent                $         1,219,524  $       1,197,715  $          21,809                1.8 %
 Interest expense                                                580,127            606,609            (26,482)              (4.4)

 Net interest income - taxable equivalent                        639,397            591,106             48,291                8.2

 Less: Taxable equivalent adjustment                              24,862             23,924                938                3.9

  Net interest income                                            614,535            567,182             47,353                8.3

 Provision for loan & lease losses                                38,161             23,315             14,846               63.7

  Net interest income after provision
    for loan & lease losses                                      576,374            543,867             32,507                6.0

 Noninterest income                                              216,995            168,916             48,079               28.5
 Noninterest expense                                             490,849            539,910            (49,061)              (9.1)

 Income before income taxes                                      302,520            172,873            129,647               75.0
 Provision for income taxes                                       98,536             58,813             39,723               67.5

  Net income                                         $           203,984  $         114,060  $          89,924               78.8 %

PER SHARE DATA

 Primary earnings                                    $              1.85  $            1.01  $             .84               83.2 %
 Fully diluted earnings                                             1.83               1.00                .83               83.0

 Weighted average shares -     Primary                       110,071,975        109,489,491
	                     		       Fully diluted                 111,722,834        114,782,862
 Dividends paid on common shares                     $               .73  $             .63                .10               15.9

PERFORMANCE RATIOS

 Return on average assets                                           1.33 %              .75 %
 Return on average common equity                                   16.76               9.80
 Return on average total equity                                    16.59               9.67
 Net yield on earning assets (taxable equivalent)                   4.43               4.13
 Efficiency (taxable equivalent) *                                  53.3               56.4


NOTES:  Applicable ratios are annualized.
       	* Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.

                        				  - 3 -

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 4                                    Investor Relations     (919) 246-4871

                                                       			   				For the Three Months Ended              Increase / (Decrease)
(Dollars in thousands, except per share data)                   9/30/96             9/30/95               $                 %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

 Interest income - taxable equivalent                $           413,850  $         410,251  $           3,599                 .9 %
 Interest expense                                                197,925            211,851            (13,926)              (6.6)

 Net interest income - taxable equivalent                        215,925            198,400             17,525                8.8

 Less: Taxable equivalent adjustment                               8,348              8,514               (166)              (1.9)

  Net interest income                                            207,577            189,886             17,691                9.3

 Provision for loan & lease losses                                13,500              7,933              5,567               70.2

  Net interest income after provision
    for loan & lease losses                                      194,077            181,953             12,124                6.7

 Noninterest income                                               74,922             62,297             12,625               20.3
 Noninterest expense                                             154,709            140,576             14,133               10.1

 Income before income taxes                                      114,290            103,674             10,616               10.2
 Provision for income taxes                                       37,041             35,409              1,632                4.6

  Net income excluding nonrecurring items                         77,249             68,265              8,984               13.2

  Nonrecurring items, net of tax                                  21,283              3,679             17,604              478.5

  Net income                                         $            55,966  $          64,586  $         (8,620)             (13.3) %

PER SHARE DATA

 Primary earnings                                    $               .70  $             .61  $             .09               14.8 %
 Fully diluted earnings                                              .70                .59                .11               18.6

 Weighted average shares -     Primary                       110,841,221        110,162,172
                     			       Fully diluted                 111,013,052        114,996,393
 Dividends paid on common shares                     $               .27  $             .23  $             .04               17.4 %
PERFORMANCE RATIOS

 Return on average assets                                           1.48 %             1.31 %
 Return on average common equity                                   18.71              17.13
 Return on average total equity                                    18.71              16.68
 Net yield on earning assets (taxable equivalent)                   4.42               4.04
 Efficiency (taxable equivalent) *                                  53.3               54.0


                                                        								 For the Nine Months Ended               Increase / (Decrease)
(Dollars in thousands, except per share data)                   9/30/96             9/30/95               $                 %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

 Interest income - taxable equivalent                $         1,219,524  $       1,197,715  $          21,809                1.8 %
 Interest expense                                                580,127            606,609            (26,482)              (4.4)

 Net interest income - taxable equivalent                        639,397            591,106             48,291                8.2

 Less: Taxable equivalent adjustment                              24,862             23,924                938                3.9

  Net interest income                                            614,535            567,182             47,353                8.3

 Provision for loan & lease losses                                38,161             23,315             14,846               63.7

  Net interest income after provision
    for loan & lease losses                                      576,374            543,867             32,507                6.0

 Noninterest income                                              216,995            176,879             40,116               22.7
 Noninterest expense                                             457,824            435,118             22,706                5.2

 Income before income taxes                                      335,545            285,628             49,917               17.5
 Provision for income taxes                                      110,278             95,237             15,041               15.8

  Net income excluding nonrecurring items                        225,267            190,391             34,876               18.3

  Nonrecurring items, net of tax                                  21,283             76,331            (55,048)             (72.1)

  Net income                                         $           203,984  $         114,060  $          89,924               78.8 %

PER SHARE DATA

 Primary earnings                                    $              2.04  $            1.70  $             .34               20.0 %
 Fully diluted earnings                                             2.02               1.66                .36               21.7

 Weighted average shares -     Primary                       110,071,975        109,489,491
                     			       Fully diluted                 111,722,834        114,782,862
 Dividends paid on common shares                     $               .73  $             .63                .10               15.9

PERFORMANCE RATIOS

 Return on average assets                                           1.47 %             1.25 %
 Return on average common equity                                   18.51              16.59
 Return on average total equity                                    18.32              16.14
 Net yield on earning assets (taxable equivalent)                   4.43               4.13
 Efficiency (taxable equivalent) *                                  53.3               56.4

NOTES:  Applicable ratios are annualized.
       	* Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.

                         				  - 4 -

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 5                                    Investor Relations     (919) 246-4871

                                                 							   As of / For the Nine Months Ended          Increase / (Decrease)
(Dollars in thousands)                                        9/30/96             9/30/95              $                 %
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value*                      $         5,616,726  $       5,379,645  $         237,081                4.4 %
 Loans & leases*                                              14,110,996         14,180,917            (69,921)               (.5)
 Allowance for loan & lease losses                               184,203            177,149              7,054                4.0
 Other earning assets                                              7,862              9,310             (1,448)             (15.6)

  Total earning assets                                        19,754,062         19,556,245            197,817                1.0

  Total assets                                                21,096,557         20,814,751            281,806                1.4

 Noninterest-bearing deposits                                  2,039,356          1,845,262            194,094               10.5
 Interest-bearing deposits                                    12,979,056         12,589,778            389,278                3.1

  Total deposits                                              15,018,412         14,435,040            583,372                4.0

 Short-term borrowed funds                                     2,095,282          3,112,310         (1,017,028)             (32.7)
 Long-term debt                                                2,050,211          1,305,282            744,929               57.1

  Total interest-bearing liabilities                          17,124,549         17,007,370            117,179                 .7

 Common equity                                                 1,656,806          1,571,547             85,259                5.4
 Preferred equity                                                    --              70,689            (70,689)            (100.0)

  Total shareholders' equity                         $         1,656,806  $       1,642,236  $          14,570                 .9 %

 Average balances

 Securities, at amortized cost*                      $         5,096,602  $       5,434,168  $        (337,566)              (6.2) %
 Loans & leases*                                              14,145,508         13,673,281            472,227                3.5
 Other earning assets                                             14,443             41,744            (27,301)             (65.4)

  Total earning assets                                        19,256,553         19,149,193            107,360                 .6

  Total assets                                                20,420,352         20,344,572             75,780                 .4

 Noninterest-bearing deposits                                  1,833,456          1,697,375            136,081                8.0
 Interest-bearing deposits                                    12,863,318         12,563,735            299,583                2.4

  Total deposits                                              14,696,774         14,261,110            435,664                3.1

 Short-term borrowed funds                                     2,055,123          3,188,018         (1,132,895)             (35.5)
 Long-term debt                                                1,756,915          1,043,602            713,313               68.4

  Total interest-bearing liabilities                          16,675,356         16,795,355           (119,999)               (.7)

 Common equity                                                 1,622,447          1,503,807            118,640                7.9
 Preferred equity                                                 20,248             73,076            (52,828)             (72.3)

  Total shareholders' equity                         $         1,642,695  $       1,576,883  $          65,812                4.2 %


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	* Balances include the securitization of $1.2 billion of loans through September 30, 1996. Average cumulative quarterly
	         securitizations of loans are as follows:  $53.5 million for the third quarter of 1995, $186.6 million for the fourth
	         quarter of 1995, $354.9 million for the first quarter of 1996, $503.2 million for the second quarter of 1996 and $974.8
       	  million for the third quarter of 1996.

                          				  - 5 -

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 6                                    Investor Relations     (919) 246-4871

(Dollars in thousands, except per share data)                              As of / For the Quarter Ended
                                 					   9/30/96               6/30/96             3/31/96           12/31/95           9/30/95
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans & leases  $      323,363   $           323,747  $         318,967  $         325,960  $         324,193
 Interest & dividends on securities         90,269                81,971             80,590             84,711             85,657
 Interest on short-term investments            218                   155                244                762                401
  Total interest income - taxable
    equivalent                             413,850               405,873            399,801            411,433            410,251

 Interest expense

 Interest on deposits                      144,489               136,870            140,488            142,056            142,779
 Interest on short-term borrowed fund       24,594                27,472             29,536             44,446             48,688
 Interest on long-term debt                 28,842                25,762             22,074             20,831             20,384
  Total interest expense                   197,925               190,104            192,098            207,333            211,851

 Net interest income - taxable
   equivalent                              215,925               215,769            207,703            204,100            198,400

 Less: Taxable equivalent adjustment         8,348                 8,446              8,068              8,611              8,514

  Net interest income                      207,577               207,323            199,635            195,489            189,886

 Provision for loan & lease losses          13,500                13,261             11,400             11,317              7,933

  Net interest income after provision for
   loan & lease losses                     194,077               194,062            188,235            184,172            181,953

 Noninterest income

 Service charges on deposits                27,340                26,804             25,214             23,459             22,381
 Mortgage banking activities                 6,992                 8,542              9,300              7,827              9,019
 Trust income                                5,963                 6,166              4,674              5,151              4,483
 Agency insurance commissions                5,549                 4,577              6,189              3,815              3,479
 Other insurance commissions                 2,943                 2,566              2,608              2,770              2,195
 Other nondeposit fees & commissions        17,780                17,491             15,623             13,658             14,233
 Securities gains (losses), net                705                  (154)                (8)               131              1,114
 Other income                                7,650                 7,092              5,389              5,267              5,821
  Total noninterest income                  74,922                73,084             68,989             62,078             62,725

 Noninterest expense

 Personnel expense                          74,599                75,787             74,911             70,615             74,300
 Occupancy & equipment expense              26,750                25,091             25,124             24,634             25,621
 Federal deposit insurance expense          36,293                 3,172              3,355              4,114              2,901
 Foreclosed property expense                   214                   348                744                910                524
 Amortization of intangibles                 2,482                 2,792              3,230              2,817              2,982
 Other noninterest expense                  47,396                46,281             42,280             38,229             40,793
  Total noninterest expense                187,734               153,471            149,644            141,319            147,121

 Income before income taxes                 81,265               113,675            107,580            104,931             97,557
 Provision for income taxes                 25,299                37,508             35,729             32,650             32,971

  Net income                        $       55,966   $            76,167  $          71,851  $          72,281  $          64,586


PER SHARE DATA

 Primary earnings                   $          .50   $               .69  $             .66  $             .64  $             .57
 Fully diluted earnings                        .50                   .68                .64                .63                .56
 Dividends paid on common shares               .27                   .23                .23                .23                .23
 Book value per common share                 15.18                 14.82              14.68              15.04              14.40

NOTE:  Fully diluted earnings per share, excluding nonrecurring items, were $.70 in the third quarter of 1996 and $.59 in the third quarter of 1995.

                         				  - 6 -

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 246-4219
Page 7                                     Investor Relations     (919) 246-4871

                                                        									   As of / For the Quarter Ended
(Dollars in thousands)                  9/30/96             6/30/96             3/31/96           12/31/95            9/30/95
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value      $    5,616,726   $         5,261,852  $       4,835,082  $       5,355,313  $       5,379,645
 Loans & leases                         14,110,996            14,143,518         14,209,510         13,951,991         14,180,917
 Allowance for loan & lease losses         184,203               181,269            178,885            175,588            177,149
 Other earning assets                        7,862                22,209             12,608            120,149              9,310
  Total earning assets                  19,754,062            19,482,208         19,058,784         19,376,273         19,556,245

  Total assets                          21,096,557            20,719,452         20,328,588         20,636,430         20,814,751

 Noninterest-bearing deposits            2,039,356             1,946,849          1,995,143          1,885,725          1,845,262
 Interest-bearing deposits              12,979,056            13,043,835         13,168,170         12,798,331         12,589,778
  Total deposits                        15,018,412            14,990,684         15,163,313         14,684,056         14,435,040

 Short-term borrowed funds               2,095,282             1,906,065          1,676,998          2,595,416          3,112,310
 Long-term debt                          2,050,211             1,955,559          1,603,346          1,383,935          1,305,282
  Total interest-bearing liabilities    17,124,549            16,905,459         16,448,514         16,777,682         17,007,370

 Common equity                           1,656,806             1,619,030          1,602,601          1,641,279          1,571,547
 Preferred equity                              --                    --                 --              70,063             70,689
  Total shareholders' equity             1,656,806             1,619,030          1,602,601          1,711,342          1,642,236

 Goodwill                                   38,596                38,681             39,948             41,252             42,574
 Core deposit & other intangibles            7,312                 7,700              7,809              8,278              8,750
  Total intangibles                         45,908                46,381             47,757             49,530             51,324

  Mortgage servicing rights                 35,549                29,786             21,786             18,265             14,245

  Negative goodwill                         40,732                42,291             43,851             45,410             46,969

 Average balances

 Securities, at amortized cost      $    5,353,806   $         4,975,231  $       4,957,943  $       5,321,514  $       5,452,924
 Loans & leases                         14,145,593            14,269,580         14,021,351         14,051,563         14,020,701
 Other earning assets                       14,983                10,780             17,560             52,218             31,033
  Total earning assets                  19,514,382            19,255,591         18,996,854         19,425,295         19,504,658

  Total assets                          20,703,073            20,400,678         20,154,199         20,579,829         20,745,290

 Noninterest-bearing deposits            1,853,529             1,848,295          1,798,323          1,889,603          1,705,197
 Interest-bearing deposits              13,139,545            12,741,060         12,706,314         12,332,095         12,506,069
  Total deposits                        14,993,074            14,589,355         14,504,637         14,221,698         14,211,266

 Short-term borrowed funds               1,823,310             2,129,143          2,215,462          3,029,962          3,297,130
 Long-term debt                          1,977,109             1,779,639          1,511,577          1,376,756          1,309,932
  Total interest-bearing liabilities    16,939,964            16,649,842         16,433,353         16,738,813         17,113,131

 Common equity                           1,642,720             1,631,951          1,592,447          1,610,440          1,552,214
 Preferred equity                               --                    --             60,967             70,176             71,463
  Total shareholders' equity             1,642,720             1,631,951          1,653,414          1,680,616          1,623,677

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                            $    1,622,634   $         1,606,263  $       1,555,932  $      1,630,645   $       1,584,509
  Total                                  2,050,123             2,022,831          1,714,575         1,785,681           1,751,971
 Risk-based capital ratios:
  Tier 1                                      11.3 %                11.9 %             12.3 %             13.2 %             12.1 %
  Total                                       14.3                  15.0               13.5               14.4               13.4
 Leverage capital ratio                        7.9                   7.9                7.7                7.9                7.7

PERFORMANCE RATIOS

 Return on average assets                     1.08 %                1.50 %             1.43 %             1.39 %             1.24 %
 Return on average common equity             13.55                 18.77              17.99              17.50              16.19
 Return on average total equity              13.55                 18.77              17.48              17.06              15.78
 Net yield on earning assets
   (taxable equivalent)                       4.42                  4.49               4.38               4.17               4.04
 Efficiency (taxable equivalent) *            53.3                  53.0               53.8               51.8               54.0
 Equity as a percentage of total assets
  end of period                                7.9                   7.8                7.9                8.3                7.9
 Average earning assets as a percentage
  of average total assets                     94.3                  94.4               94.3               94.4               94.0
 Average loans & leases as a percentage
  of average deposits                         94.3                  97.8               96.7               98.8               98.7

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	Applicable ratios are annualized.
	       * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.

                   				  - 7 -
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

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 8                                    Investor Relations     (919) 246-4871

(Dollars in thousands, except per share data)                               As of / For the Quarter Ended
                                					    9/30/96             6/30/96             3/31/96           12/31/95            9/30/95
ASSET QUALITY ANALYSIS

 Allowance For Loan & Lease Losses
  Beginning balance                 $      181,269   $           178,885  $         175,588  $         177,149  $         178,929
  Provision for loan & lease losses         13,500                13,261             11,400             11,317              7,933
  Charge-offs                              (15,014)              (14,150)           (11,161)           (15,713)           (12,497)
  Recoveries                                 4,448                 3,273              3,058              2,835              2,784
   Ending balance                   $      184,203   $           181,269  $         178,885  $         175,588  $         177,149

 Nonperforming Assets
  Nonaccrual loans & leases         $       63,088   $            68,014  $          69,473  $          66,198  $          65,807
  Foreclosed real estate                     7,166                 4,926              4,938              6,868              6,981
  Other foreclosed property                  8,609                 7,426              6,336              6,784              5,914
   Nonperforming assets             $       78,863   $            80,366  $          80,747  $          79,850  $          78,702

 Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans & leases          .45 %                 .48 %              .49 %              .47 %              .46 %
  Nonperforming assets as a percentage of:
   Total assets                                .37                   .39                .40                .39                .38
   Loans & leases plus
    foreclosed property                        .56                   .57                .57                .57                .55
  Net charge-offs as a percentage of
   average loans & leases                      .30                   .31                .23                .36                .27
  Allowance for loan & lease losses as
   a percentage of loans & leases             1.31                  1.28               1.26               1.26               1.25
  Ratio of allowance for loan & lease
    losses to:
   Net charge-offs                            4.38 x                4.19 x             5.49 x             3.44 x             4.60 x
   Nonaccrual loans & leases                  2.92                  2.67               2.57               2.65               2.69

MEMO ITEMS

 Unrealized (depreciation)
   appreciation on securities
   available for sale, net of tax   $      (11,736)   $          (33,614)  $         (1,088)  $         31,167  $           8,321
 Common stock prices (daily
   close):                     High          33.88                 31.75              29.75              27.00              27.13
                            				Low          28.63                 28.88              25.88              25.63              23.63
              		      End of period          33.25                 31.75              27.75              26.25              26.25
 Weighted average shares -
                     			    Primary    110,841,221           110,944,393        108,334,659        110,551,176        110,162,172
              		      Fully diluted    111,013,052           111,230,630        112,109,898        114,895,400        114,996,393
 End of period shares outstanding      109,112,010           109,224,753        109,137,735        109,151,655        109,117,898
 End of period banking offices                 425                   432                437                441                447


                                                 							      As of / For the Nine Months Ended          Increase / (Decrease)
(Dollars in thousands)                                          9/30/96             9/30/95               $                 %
 Allowance For Loan & Lease Losses
  Beginning balance                                  $           175,588  $         174,102  $           1,486                 .9 %
  Provision for loan & lease losses                               38,161             23,315             14,846               63.7
  Charge-offs                                                    (40,325)           (29,013)            11,312               39.0
  Recoveries                                                      10,779              8,745              2,034               23.3
   Ending balance                                    $           184,203  $         177,149  $           7,054                4.0 %
 Asset Quality Ratios
  Net charge-offs as a percentage of
   average loans & leases                                            .28 %              .20 %
  Ratio of allowance for loan & lease losses to
   net charge-offs                                                  4.67 x             6.54 x

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	Applicable ratios are annualized.

                           				  - 8 -
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

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 9                                    Investor Relations     (919) 246-4871

                                                              									   For the Quarter Ended
                                  					   9/30/96             6/30/96             3/31/96           12/31/95            9/30/95
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities*                                  6.74 %                6.63 %             6.54 %             6.32 %             6.23 %
 Loans & leases                               9.10                  9.13               9.15               9.20               9.17
 Other earning assets                         5.79                  5.78               5.59               5.79               5.13

  Total earning assets*                       8.45                  8.48               8.46               8.40               8.34

 Interest expense:
 Interest-bearing deposits                    4.37                  4.32               4.45               4.57               4.53
 Short-term borrowed funds                    5.37                  5.19               5.36               5.82               5.86
 Long-term debt                               5.80                  5.82               5.87               6.00               6.17

  Total interest-bearing liabilities          4.65                  4.59               4.70               4.91               4.91

 Net yield on earning assets                  4.42 %                4.49 %             4.38 %             4.17 %             4.04 %

NOTE:  *Yields calculated based on securities at amortized cost.


                                                                             											       As of
(Dollars in thousands)                                                                        9/30/96
DERIVATIVES: INTEREST RATE SWAPS
                                                        								Notional            Receive             Pay            Unrealized
 Type                                                            Amount              Rate               Rate         Gains (Losses)

 Receive fixed swaps                                 $           485,000               6.60 %             5.51 % $          2,306
 Pay fixed swaps                                                 304,610               5.56               5.47                 35
 Basis swaps                                                     250,000               5.69               5.51             (1,718)
 Floors                                                          105,000                --                 --                 284

 Total                                               $         1,144,610               6.08 %             5.50 % $            907

										                                                                         One Year            One to              After
 Contractual Maturity Schedule                                   Total              or Less          Five Years         Five Years

 Receive fixed swaps                                 $           485,000  $          35,000  $         200,000  $         250,000
 Pay fixed swaps                                                 304,610             15,604            284,620              4,386
 Basis swaps                                                     250,000                --             250,000                --
 Floors                                                          105,000                --             105,000                --

 Total                                               $         1,144,610  $          50,604  $         839,620  $         254,386

                     				  - 9 -
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


S I G N A T U R E

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          						SOUTHERN NATIONAL CORPORATION
                            						      (Registrant)

                          						By:     /S/ SHERRY A. KELLETT
					                                      Sherry A. Kellett
                     				     Executive Vice President and Controller
                           					 (Principal Accounting Officer)

Date:  October 11, 1996